UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------
                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 2, 2005

                         Commission File Number 0-49659
                         ------------------------------

                                    XRG, INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                                       58-2583457
  (State or other jurisdiction of                         (IRS Employer
  incorporation or organization)                         Identification No.)


 601 Cleveland Street, Suite 820, Clearwater, Florida          33755
       (Address of principal executive offices)              (Zip Code)

                                 (727) 475-3060
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR
    240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
---------------------------------------------------------

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On March 2, 2005, XRG, Inc. issued a press release setting forth its earnings for the third quarter ended December 31, 2004. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

The information in Item 2.02 to this Form 8-K and Exhibit 99.1 in accordance with general instruction B.2 of Form 8-K, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except shall be expressly set forth by specific in such filing.

Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

(c) Exhibits

Exhibit 99.1 Press release, dated March 2, 2005, reporting financial results for the third quarter ended December 31, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    March 2, 2005                 XRG, INC.

                                       By: /s/ Stephen Couture
                                       ---------------------------------
                                       Stephen Couture, Chief Financial Officer